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                                                                     EXHIBIT 4.1

                                 [CAPITAL LOGO]
                                    CAPITAL
                          ENVIRONMENTAL RESOURCE INC.
             INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO

NUMBER                                                                    SHARES
00758                                        CUSIP 14008M 10 4
                                               SEE REVERSE FOR
                                             CERTAIN DEFINITIONS


THIS
CERTIFIES
THAT

                         [SPECIMEN, SPECIMEN, SPECIMEN]


IS THE
REGISTERED
HOLDER OF


FULLY PAID AND NON ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

                      CAPITAL ENVIRONMENTAL RESOURCE INC.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed

         This Certificate is not valid until countersigned by either of the Transfer Agents of the Corporation

         IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers

         DATED


                     COUNTERSIGNED AND REGISTERED
                     AMERICAN STOCK TRANSFER & TRUST COMPANY, New York, New York

                     By:
                        -----------------------------------------
                                               AUTHORIZED OFFICER

                     COUNTERSIGNED AND REGISTERED
                     CIBC MELLON TRUST COMPANY, Toronto, Ontario
                     --------------------------------------------
                                                CO-TRANSFER AGENT

                     By:
                        -----------------------------------------
                                              AUTHORIZED OFFICER

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE OFFICE OF CIBC MELLON TRUST COMPANY IN TORONTO, ONTARIO, CANADA OR AT THE OFFICE OF AMERICAN STOCK TRANSFER, A TRUST COMPANY, NEW YORK, NEW YORK, USA


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         The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -- as tenants in common
         JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

                    Additional abbreviations may also be used though not in the above list.

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         Keep this certificate in a safe place. If it is lost, stolen or destroyed the Company will require a bond of indemnity as a condition to the issuance of a replacement certificate.

         The Corporation is authorized to issue shares of more than one class and series and will furnish to a shareholder, on demand and without charge a full copy of the text of (i) the rights, privileges, restrictions and conditions attached to each class authorized to be issued and to each series in so far as the same have been fixed by the directors, and (ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series.


For value received ______________ hereby sell, assign and transfer unto


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     (PLEASE PRINT OR TYPEWRITE NAME, ADDRESS, INCLUDING ZIP CODE OR POSTAL
                               CODE OF ASSIGNEE)

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  PLEASE INSERT SOCIAL SECURITY, SOCIAL INSURANCE OR OTHER IDENTIFYING NUMBER
                                  OF ASSIGNEE

                                         ---------------------------------------

                                         ---------------------------------------

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________________________________________________ Shares of the Capital Stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint.

________________________________________________ Attorney to transfer the said stock on the Books of the within-named Corporation with full power of substitution in the premises.

Dated: __________________________________

                                    X
                                    ____________________________________________
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE. IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANY CHANGE WHATEVER.


         in the presence of

________________________________________________
Signature Guaranteed by: